                                                                  EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
                   UNREGISTERED 10-1/2% SENIOR NOTES DUE 2005
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                 IN EXCHANGE FOR
                    REGISTERED 10-1/2% SENIOR NOTES DUE 2005
                                       OF
                            R.A.B. ENTERPRISES, INC.

         PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED          , 1999

         As set forth in the prospectus, this form or one substantially equivalent hereto must be used to accept the exchange offer if certificates for unregistered 10-1/2% Senior Notes due 2005 (the "Old Notes") of R.A.B. Enterprises, Inc.("Enterprises") are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the exchange agent on or prior to the expiration date of the exchange offer, or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the exchange agent. See "The Exchange Offers -- Procedures for tendering your notes" in the prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON                 , 1999 (THE "EXPIRATION DATE"), UNLESS THE
EXCHANGE OFFER IS EXTENDED BY ENTERPRISES.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            THE CHASE MANHATTAN BANK


    By Overnight Courier:                   By Hand:                  By Registered or Certified
  The Chase Manhattan Bank          The Chase Manhattan Bank                    Mail:
        Global Trust                      Global Trust                 The Chase Manhattan Bank
    379 Thornall Street,              379 Thornall Street,                   Global Trust
         12th Floor                        12th Floor                    379 Thornall Street,
  Edison, New Jersey 08837          Edison, New Jersey 08837                  12th Floor
Attn: Julie Salovitch-Miller,    Attn: Julie Salovitch-Miller,         Edison, New Jersey 08837
       Vice President                    Vice President             Attn: Julie Salovitch-Miller,
  Telephone: (732) 603-2837        Telephone: (732) 603-2837                Vice President
  Facsimile: (732) 603-2818        Facsimile: (732) 603-2818          Telephone: (732) 603-2837
                                                                      Facsimile: (732) 603-2818

   (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

         DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         Ladies and Gentlemen:

         The undersigned hereby tenders to R.A.B. Enterprises, Inc. ("Enterprises"), in accordance with the offer by Enterprises, upon the terms
and subject to the conditions set forth in the prospectus dated          , 1999,
and in the letter of transmittal sent together with the prospectus, receipt of
which is hereby acknowledged, $       in aggregate principal amount of Old Notes
pursuant to the guaranteed delivery procedures described in the prospectus.

Name(s) of Registered Holder(s):


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                             (Please Type or Print)

Address:

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Area Code & Telephone No.:

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Certificate Number(s) for
Old Notes (if available):

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Total Principal Amount
Tendered and Represented
by Certificate(s): $

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Signature of Registered Holder(s):

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Dated:

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         The Depository Trust Company
         (Check here if Old Notes will be tendered by book-entry transfer): [ ]

Account Number:

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                                      -2-

                     THE GUARANTEE BELOW MUST BE COMPLETED


                                   GUARANTEE
             (THIS FORM IS NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, being a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4"), (b) that such tender of such Old Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the earlier of (1) the date of execution hereof and (2) the Expiration Date.

Name of Firm:

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Address:

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Area Code and Telephone No.:

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Authorized Signature:
                     -------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

Dated:
      --------------------


NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS.




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